SUPPLEMENT TO THE PROSPECTUSES, SUMMARY PROSPECTUSES AND
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO INTERNATIONAL AND GLOBAL EQUITY FUNDS
For the Wells Fargo Diversified International Fund (the “Fund”)

Merger

At a meeting held on November 17, 19-20, 2020, the Board of Trustees of Wells Fargo Funds Trust (the “Trust”) unanimously approved the merger of the Fund listed in the table below (the “Target Fund”) into another Fund of the Trust (the “Acquiring Fund”), which is also listed below (the “Merger”). The Merger was proposed by Wells Fargo Funds Management, LLC, investment manager to the Funds.

Target Fund	Acquiring Fund
Wells Fargo Diversified International Fund	Wells Fargo International Equity Fund

The Merger is contingent on a number of conditions. The Merger is also intended to be a tax-free reorganization, and it is anticipated that Target Fund shareholders will not recognize any gain or loss for U.S. federal income tax purposes as a result of the Merger. Additionally, Target Fund shareholders will not incur any sales loads or similar transaction charges as a result of the Merger.

The Merger, if all conditions to closing are satisfied, is expected to occur in March 2021. Prior to the Merger, shareholders of the Target Fund may continue to purchase and redeem shares subject to the limitations described in the Target Fund’s prospectuses.

No shareholder action is necessary. Additional information, including a description of the Merger and information about fees, expenses and risk factors, will be provided to Target Fund shareholders in a prospectus/information statement that is expected to be mailed to shareholders in January 2021.

November 23, 2020	IEIT110/P304SP